                                 EXHIBIT 10.41

              AMENDMENT NO. 1 TO MORTGAGE AND SECURITY AGREEMENT

                           AND OTHER LOAN DOCUMENTS

                        BETWEEN CARTER SUNFOREST, L.P.

                                      AND

                     SOUTHTRUST BANK, NATIONAL ASSOCIATION

This instrument prepared by:
Gary W. Farris, Esq.
Burr & Forman LLP
One Georgia Center - Suite 1200
600 West Peachtree Street
Atlanta, Georgia 30308
Telephone: (404)815-3000

================================================================================


                       AMENDMENT NO. 1 TO MORTGAGE AND
                  SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS


     THIS AMENDMENT NO. 1 TO MORTGAGE AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this "Amendment") is effective as of the 31st day of December, 1998, by and among CARTER SUNFOREST, L.P., a Georgia limited partnership (hereinafter referred to as "Borrower"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as "Lender").

                                   RECITALS:

     Borrower is indebted to Lender for a loan in the principal amount of $20,251,000.00 (the "Loan"), which was advanced pursuant to the terms and conditions of a Loan Agreement dated as of March 30, 1998, between Borrower and Lender (the "Original Loan Agreement") and is evidenced by Promissory Note dated as of March 30, 1998 (the "Original Note"), is said principal amount payable by Borrower to the order of Lender. The proceeds of the Loan were used by Borrower to acquire and construct a 130,997 square foot office building and related improvements on certain real estate located in Tampa, Hillsborough County, Florida, more particularly described in EXHIBIT A (collectively, the "Property"). As security for the Loan, Borrower granted a first lien and security interest in the Property and certain other collateral pursuant to the following instruments:

          (1) Mortgage and Security Agreement dated as of March 30, 1998, from Borrower to Lender, as recorded on April 6, 1998, with the County Clerk of Hills borough County, Florida, at Deed Book 8980, Page 370 (the "Mortgage");


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                                        Amendment No. 1 To Mortgage and Security
                                     Agreement and Other Loan Documents - Page 1
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          (2)  Assignment of Leases and Rents dated as of March 30, 1998, from
     Borrower to Lender, as recorded on April 6, with the County Clerk of Hillsborough County, Florida, at Deed Book 8980, Page 392 (the "Assignment"); and

          (3) UCC-1 Financing Statement naming Borrower as debtor and Lender as secured party, as filed on April 6, 1998, with the County Clerk of Hillsborough County, Florida, as instrument #98091481.

The Original Loan Agreement, the Original Note, the Mortgage, the Assignment, and the other documents, certificates, and instruments executed in connection with the Loan are collectively referred to as the "Loan Documents".

     Lender has agreed, at the request of Borrower, to several modifications of the terms and conditions of the Loan, including modifications which will extend the term of the Loan for a period of approximately twenty-four (24) months, reduce the maximum principal amount of the Loan to $15,500,000.00 and permit borrowings under the Loan on revolving basis. To evidence such modifications, Borrower and Lender have entered into an Amended and Restated Loan Agreement (the "Amended Loan Agreement") and an Amended and Restated Promissory Note (the "Amended Note") dated of even date herewith, pursuant to which the Original Loan Agreement and the Original Note respectively are modified and restated in their entirety. Borrower and Lender have entered into this Amendment for the purpose of amending the Mortgage, the Assignment, and other Loan Documents.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. MODIFICATIONS TO LOAN DOCUMENTS. Borrower and Lender hereby agree that the Mortgage, the Assignment, and the other Loan Documents are hereby amended and modified in the following respects;

          (a) The following provision is inserted at the end of Article VI of the Mortgage, titled "Defeasance":

          "Notwithstanding the foregoing, Borrower acknowledges and agrees that the Secured Indebtedness is revolving in nature and pursuant to the Loan Agreement the principal amount of the Secured Indebtedness might, periodically and from t ime to time, be reduced to zero. Borrower agrees that, although the Secured In debtedness might be fully repaid at any time or from time to time, for so long as the Loan Agreement remains in effect and has not been terminated pursuant to the terms thereof, this Mortgage shall not be extinguished, discharged, nullified, impaired, or otherwise adversely affect, by operation of law or otherwise, but shall remain in full force and effect as to all amounts that Borrower might subsequently

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                                        Amendment No. 1 To Mortgage and Security
                                     Agreement and Other Loan Documents - Page 2
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          borrow and owe to Lender under the Loan Agreement and the Note or otherwise constitute Secured Obligations."

          (b) All references to the "Loan" in the Mortgage, the Assignment, and the other Loan Documents shall henceforth refer to the Loan as decreased to the maximum principal amount of $15,500,000.00. Accordingly, all references in the Mortgage, the Assignment, and the other Loan Documents to the words and figures "Twenty Million Two Hundred Fifty-One Thousand and No/100 Dollars" and "$20,251,000.00" are hereby deleted and the words and figures "Fifteen Million Five Hundred Thousand and No/100 Dollars" and "$15,500,000.00" are substituted in lieu thereof.

          (c) All references to the "Loan Agreement" and the "Note" in the Mortgage, the Assignment, and the other Loan Documents shall henceforth refer to the Amended Loan Agreement and the Amended Note respectively, as the same might hereafter be amended, extended, restated, replaced, or consolidated.

     2. DOCUMENT PROTOCOLS. This Amendment shall be governed by the Document Protocols attached as Exhibit A to the Amended Loan Agreement, which are incorporated herein by reference in their entirety.








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                                        Amendment No. 1 To Mortgage and Security
                                     Agreement and Other Loan Documents - Page 3

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     IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written, with the intention that this Amendment take effect as an instrument under seal.

                                   CARTER SUNFOREST, L.P., a Georgia limited partnership

                                   By:  CARTER & ASSOCIATES ENTERPRISES, INC.,
                                        a Georgia corporation
                                        Its Sole General Partner

                                        By: /s/ Bradley D. Reese
                                           -------------------------------------
                                        Name:   Bradley D. Reese
                                             -----------------------------------
                                        Title:  Senior Vice President
                                              ----------------------------------

                                                          [Affix corporate seal]

STATE OF GEORGIA    )
COUNTY OF FULTON    )

     The foregoing Amendment No. 1 To Mortgage and Security Agreement and Other Loan Documents was acknowledged before me by Bradley D. Reese, as Senior Vice President of Carter & Associates Enterprises, Inc., a Georgia corporation, as sole general partner of Carter Sunforest, L.P., a Georgia limited partnership, on behalf of said corporation as such sole general partner, and who is personally known to me and who did not take an oath.

     Given under my hand and official seal this 5/th/ day of January, 1998.

                                             /s/ Judy L. Grayheal
                                             -----------------------------------
                                             Notary Public
                                             My commission expires: Feb 16, 2003
                                                                   -------------

                                                           [Affix notarial seal]

           [EXECUTIONS AND ACKNOWLEDGEMENTS CONTINUED ON NEXT PAGE]

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                                        Amendment No. 1 To Mortgage and Security
                                     Agreement and Other Loan Documents - Page 4

                                        SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                                        a national banking association

                                        By: /s/ James R. Potter
                                           -----------------------------------
                                        Name:   James R. Potter
                                             ---------------------------------
                                        Title:  V.P.
                                              --------------------------------

STATE OF GEORGIA    )
COUNTY OF FULTON    )

     The foregoing Amendment No. 1 To Mortgage and Security Agreement and Other Loan Documents was acknowledged before me by James R. Potter, as Vice President of SouthTrust Bank, National Association, a national banking association, on behalf of said national banking association and who is personally known to me and who did not take an oath.

     Given under my hand and official seal this 5 day of January, 1998.

                                             /s/ [SIGNATURE ILLEGIBLE]
                                             ---------------------------------
                                             Notary Public
                                             My commission expires:___________

                                                           [Affix notarial seal]

                   [END OF EXECUTIONS AND ACKNOWLEDGEMENTS]

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                                        Amendment No. 1 To Mortgage and Security
                                     Agreement and Other Loan Documents - Page 5